Exhibit 99.2

ALTA WIND PORTFOLIO

Combined Balance Sheets

(Dollars in thousands)

		December 31,
	June 30, 2014	2013
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$9,216	5,866
Restricted cash and cash equivalents	21,386	2,973
Accounts receivable	29,066	6,977
Prepaids and other current assets	1,918	8,430
Material and supplies	1,082	1,084
Amounts due from affiliates	9,589	1,446
Total current assets	72,257	26,776
Property, plant, and equipment, net	1,471,410	984,757
Construction-in-progress	—	520,063
Intangible assets, net	109,997	112,522
Deferred financing costs, net	47,002	49,765
Other assets	5,420	2,180
Interest rate swap agreements	1,025	18,090
Total assets	$1,707,111	1,714,153

Liabilities and Members’ Capital

Current liabilities:
Accounts payable and accrued liabilities	$3,491	1,773
Accrued construction costs	310	68,934
Accrued interest	561	1,105
Amounts due to affiliates	167	1,766
Interest rate swap agreements	5,049	2,564
Current portion of long-term debt	1,914	1,862
Current portion of finance lease obligations	32,139	29,641
Total current liabilities	43,631	107,645
Long-term debt	544,041	53,407
Finance lease obligations	1,013,153	1,036,193
Construction loans	—	452,645
Other liabilities, net	6,374	6,506
Asset retirement obligations	7,821	7,530
Total liabilities	1,615,020	1,663,926
Commitments and contingencies
Members’ capital	92,091	50,227
Total liabilities and members’ capital	$1,707,111	1,714,153

See accompanying notes to unaudited financial statements.

ALTA WIND PORTFOLIO

Combined Statements of Operations and Comprehensive Income

For the Three and Six Months ended June 30, 2014 and 2013

(Dollars in thousands)

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
	(unaudited)
Revenues:
Energy	$83,599	81,879	125,601	116,724
Other	878	444	1,214	766
Total revenues	84,477	82,323	126,815	117,490
Operating expenses:
Plant operating	9,944	9,725	20,065	18,385
Royalties	1,418	906	2,100	1,547
General and administrative	977	781	2,031	1,623
Depreciation and amortization	17,646	12,359	33,529	24,696
Total operating expense	29,985	23,771	57,725	46,251
Operating income	54,492	58,552	69,090	71,239
Other expenses (income):
Interest expense	21,695	18,488	42,423	36,797
Noncash interest expense	1,476	1,089	2,788	2,174
Unrealized loss (gain) on interest rate swap agreements	9,022	(9,669)	19,550	(9,669)
Interest and other income	(47)	(33)	(98)	(34)
Total other expenses, net	32,146	9,875	64,663	29,268
Net income and total comprehensive income	$22,346	48,677	4,427	41,971

See accompanying notes to unaudited financial statements.

ALTA WIND PORTFOLIO

Combined Statements of Members’ Capital

For the Three and Six Months ended June 30, 2014 and 2013

(Dollars in thousands)

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
	(unaudited)
Balance at beginning of period	$89,915	96,365	50,227	57,494
Members’ contributions	—	14,827	58,200	62,024
Members’ distributions	(20,170)	(71,938)	(20,763)	(73,558)
Net income	22,346	48,677	4,427	41,971

Balance at end of the period	$92,091	87,931	92,091	87,931

See accompanying notes to unaudited financial statements.

ALTA WIND PORTFOLIO

Combined Statements of Cash Flows

for the Six Months ended June 30, 2014 and 2013

(Dollars in thousands)

	Six months ended June 30,
	2014	2013
	(unaudited)
Cash flows from operating activities:
Net income	$4,427	41,971
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	33,529	24,696
Accretion expense	283	216
Noncash interest expense	2,788	2,174
Unrealized loss (gain) on interest rate swap agreements	19,550	(9,669)
Noncash deferred revenue	(132)	(122)
Interest income on note receivable	(82)	(29)
Changes in operating assets and liabilities:
Accounts receivable	(24,173)	(16,368)
Prepaids, material and supplies and other assets	6,543	6,720
Accounts payable and other accrued liabilities	1,750	34,509
Amounts due from affiliates	(8,143)	311
Amounts due to affiliates	(1,599)	732
Net cash provided by operating activities	34,741	85,141
Cash flows from investing activities:
Capital expenditures, net of test energy proceeds	(71,829)	(261,747)
Proceeds from reimbursements for capital expenditures	1,793	—
Payments for intangibles	—	(9,300)
Increase in other assets	2,297	(2,100)
Change in restricted cash	(18,413)	(81,903)
Net cash provided by (used in) investing activities	(86,152)	(355,050)
Cash flows from financing activities:
Repayment of long-term debt instruments	(21,366)	(475)
Proceeds from long-term debt instruments	38,865	300,904
Payments for deferred financing costs	(175)	(13,978)
Distributions to members	(20,763)	(73,558)
Contributions from members	58,200	57,728
Net cash provided by (used in) financing activities	54,761	270,621
Net change in cash and cash equivalents	3,350	712
Cash and cash equivalents at beginning of the period	5,866	4,505
Cash and cash equivalents at end of the period	$9,216	5,217
Supplemental disclosure of cash flow information:
Cash paid for interest	$39,795	1,219
Noncash contribution of assets and other activity:
Construction-in-progress	$—	(33,101)
Intangible assets	—	(4,296)
Deferred financing costs	—	124
Asset retirement obligations	—	2,761
Contributions from members	—	34,512

See accompanying notes to unaudited financial statements.

ALTA WIND PORTFOLIO

Notes to Unaudited Combined Financial Statements

June 30, 2014

(Dollars in thousands)

(1)                     Organization and Business of the Company

The Alta Wind Portfolio (the Company) consists of Alta Wind I, LLC, Alta Wind Holdings, LLC (Alta Holdings), Alta Wind X, LLC, Alta Wind XI, LLC, Alta Realty Investments, LLC (Alta Realty) and Alta Wind Asset Management, LLC (AWAM). As of June 30, 2014, these entities were indirect, wholly-owned subsidiaries of Terra-Gen Power, LLC (TG Power).  On August 12, 2014, the entities were acquired by NRG Yield Operating LLC, a consolidated subsidiary of NRG Yield, Inc. (NRG Yield).  The Company is engaged in the ownership, operation, and management of wind renewable energy projects located at the Alta Wind Energy Center (AWEC) in Tehachapi, California.  As of June 30, 2014, the Company is engaged in the following activities:

•                               Owning and managing seven wind plants (individually, an Operating Entity or collectively as the Operating Entities).

•                               Own the rights to royalty income and leasehold interest (the Leasehold Rights) in leases with certain of the Operating Entities and two third-party wind plants.  The Leasehold Rights are owned by Alta Realty and AWAM, (collectively known as Leasehold Entities)

The following table provides information for each of the Operating Entities as of June 30, 2014:

	Capacity in	Commercial	PPA
Operating Entities	megawatts	Operation Date	Expiration
Alta Wind I, LLC (Alta I)	150.0	January 6, 2011	2035
Alta Wind II, LLC (Alta II) *	150.0	January 1, 2011	2035
Alta Wind III, LLC (Alta III) *	150.0	February 14, 2011	2035
Alta Wind IV, LLC (Alta IV) *	102.0	March 15, 2011	2035
Alta Wind V, LLC (Alta V) *	168.0	April 22, 2011	2035
Alta Wind X, LLC (Alta X)	136.8	February 1, 2014	2038 **
Alta Wind XI, LLC (Alta XI)	89.7	February 1, 2014	2038 **

* These entities make up the Alta Holdings portfolio.

** The fixed price PPA begins January 1, 2016.

Alta I-V sell all electricity produced to Southern California Edison (Edison) under separate fixed price power purchase agreements (PPAs), with original terms of approximately 25 years, utilizing 386 turbines on leased and owned property.

Alta X and Alta XI sell all energy and renewable energy credits (REC’s) on a merchant basis under a Master Power Purchase and Sale Agreement (the Merchant PPA) with TGP Energy Management, LLC (TGEM), an affiliate of TG Power. Energy sales under the Merchant PPA are sold into the California Independent System Operator market.  The Merchant PPA expires on December 31, 2015.  Beginning on January 1, 2016, Alta X and Alta XI will sell all energy produced to Edison under separate fixed price PPAs which expire in 2038.  Subsequent events have been evaluated and disclosed as required through the report issuance date of October 14, 2014.

ALTA WIND PORTFOLIO

Notes to Unaudited Combined Financial Statements

June 30, 2014

(Dollars in thousands)

(2)                     Summary of Significant Accounting Policies

Principles of Combination

The Company was not a legal entity as of June 30, 2014 as direct ownership relationships did not exist among all of the entities included in the Alta Wind Portfolio.  The combined financial statements include the Operating Entities and Leasehold Entities and were prepared using the historical basis of these entities’ assets, liabilities, revenues and expenses.  All intercompany accounts and transactions have been eliminated.

Basis of Presentation

The combined financial statements are prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP), which requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and members’ capital, and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues, and expenses during the period.  Actual results could differ from these estimates.

Unaudited Interim Financial Information

The accompanying unaudited combined financial statements do not include all of the information and footnotes required by U.S. GAAP for complete combined financial statements. In the opinion of management, the interim financial information reflects all adjustments of a normal recurring nature, necessary for a fair presentation of the Company’s financial position, results of operations and cash flows for the periods presented. Interim results may not be indicative of the results for any other interim period or the entire fiscal year.  The unaudited combined financial statements should be read in conjunction with the audited combined financial statements of the Company for the year ended December 31, 2013.

Revenue Recognition

Revenue from Power Generation: The Operating Entity PPAs are treated as a variable interest (VI) in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Section 810-10-65, Consolidation, Variable Interest Entities or operating leases in accordance with FASB ASC Topic 980-605-25, Revenue Recognition, and FASB ASC Topic 840-10-15. Leases Overall. Energy revenues for VIs and leases are recognized as income during the period in which electricity is delivered to the power purchasers.

In the event that the PPAs are amended, the Company’s accounting policies would be reassessed in accordance with the guidance established in FASB ASC Topic 605-10-25, Revenue Recognition Overall, and FASB ASC Topic 840-10-15, Leases Overall.

Test Energy: Alta X and Alta XI began generating energy during the late phases of construction as the wind turbines were being tested and synchronized prior to commercial operations. The Company sold this energy produced on a merchant basis at a variable market rate under a short-term arrangement through commercial operations (Test Energy). The Test Energy was recognized upon delivery of energy to TGEM and was recorded as a reduction in basis of the construction-in-progress. Alta X and XI recognized $1,093 in Test Energy for the six months ended June 30, 2014, prior to the facilities’ commercial operation date of February 1, 2014.

ALTA WIND PORTFOLIO

Notes to Unaudited Combined Financial Statements

June 30, 2014

(Dollars in thousands)

Renewable Energy Credits: Alta X and Alta XI sell REC’s under the Merchant PPA with TGEM. REC’s are recognized as revenue after a certification has been issued by an independent third party and the REC’s have been delivered to TGEM.

Other Revenue: Included in other revenue is royalty income from two third-party wind plants and the amortization of deferred revenue related to wake impact payments received by certain of the Operating Entities.  The royalty income is recognized during the period that the third party project produces energy based on a percent of revenue generated by the third party project.  The deferred revenue is recognized on a straight-line basis over the life of the respective PPA.

Concentration of Credit Risk

Financial instruments that are potentially subject to the concentration of credit risk consist primarily of restricted cash and cash equivalents and accounts receivable. As of June 30, 2014, all of the Company’s cash balances were deposited with major financial institutions.

Edison accounts for approximately 83.0% and 86.0% of the Company’s revenue for the three and six months ended June 30, 2014, respectively and TGEM accounts for 15.8% and 13.0% of the Company’s revenues for the three and six months ended June 30, 2014, respectively. Edison accounts for approximately 99.0%, of the Company’s revenue for the three and six months ended June 30, 2013.

Accounts receivable as of June 30, 2014, primarily consist of receivables from Edison for electricity delivered and sold under the PPAs with Edison accounting for 96.0% of the Company’s accounts receivable at June 30, 2014.

Property, Plant, and Equipment, and Depreciation

Property, plant, and equipment consists of costs incurred in connection with the development and construction of the wind plants, the substations, and collection lines. The wind plant assets are depreciated beginning on the commercial operations date using the straight-line method over 25 years, the estimated useful life of the assets. Other property and equipment are depreciated using the straight-line method between three and 25 years. Proceeds from cash grant proceeds are accounted for as a reduction in the basis of property, plant and equipment upon receipt and the reduction in basis is depreciated over the remaining useful life of the assets.  Expenditures for maintenance, repairs, and minor parts are charged to expenses as incurred with improvements being capitalized over the remaining useful life of the project.

Construction-in-Progress

Costs incurred related to the development, permitting, preconstruction, construction, and direct administrative costs are capitalized as construction-in-progress. Interest costs incurred on debt during the construction phase and all deferred financing costs amortized during the construction phase are also capitalized in construction-in-progress. Upon achieving commercial operations, construction-in-progress will be transferred to property, plant and equipment and be depreciated over their estimated useful lives using the straight-line method. Proceeds from Test Energy have been accounted for as reduction in the basis of construction-in-progress upon receipt. The reduction in basis will be depreciated over the remaining useful life of the assets.

ALTA WIND PORTFOLIO

Notes to Unaudited Combined Financial Statements

June 30, 2014

(Dollars in thousands)

Fair Value Measurements

The Company utilizes valuation techniques that maximize the use of observable inputs. The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•                               Level 1 — Consists of assets or liabilities whose value is based on unadjusted quoted prices in active markets at the measurement date.

•                               Level 2 — Consists of assets or liabilities valued using industry standard models and based on prices, other than quoted prices within Level 1, that are either directly or indirectly observable as of the measurement date.

•                               Level 3 — Consists of assets or liabilities whose fair value is estimated based on internally developed models or methodologies using inputs that are generally less readily observable and supported by little, if any, market activity at the measurement date.

Interest Rate Swaps

The Company utilizes interest rate swap agreements to lock in a specified interest rate on a portion of its long-term debt. The interest rate swap agreements are recorded at fair value on the accompanying combined balance sheets. The Company did not meet the requirements for hedge accounting in accordance with FASB ASC Topic 815, Derivatives and Hedging, and, accordingly, has recorded the change in the fair value of the interest rate swaps in unrealized loss on interest rate swap agreements in the combined statements of operations. Amounts paid on the interest rate swap agreements have been recorded as interest expense in the combined statements of operations.

As a result of the use of derivative financial instruments, such as interest rate swaps, the Company is exposed to the risk that counterparties will fail to meet their contractual obligations. To mitigate the counterparty credit risk, the Company has a policy of entering into contracts only with major financial institutions selected based upon their credit ratings and other financial factors.

Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

(3)                     Restricted Cash and Cash Equivalents

The Company is required to maintain restricted cash accounts in accordance with certain of its financing and operational agreements. Restricted cash and cash equivalents consist of the following:

	June 30, 2014	December 31, 2013
Construction completion accounts	$19,222	2,112
Working capital accounts	—	827
Debt service reserve accounts	2,164	34
Total restricted cash and cash equivalents	$21,386	2,973

ALTA WIND PORTFOLIO

Notes to Unaudited Combined Financial Statements

June 30, 2014

(Dollars in thousands)

(4)                     Property, Plant, and Equipment

Property, plant, and equipment consists of the following:

	For the Three Months Ended June 30, 2014	For the Six Months Ended June 30, 2014
Balance at beginning of period, net	$1,486,923	984,757
Gross carrying amount of wind plant assets:
Balance at beginning of period	1,621,748	1,104,953
Transfer from contruction-in-progress (note 5)	—	515,221
Additions	862	2,436
Balance at end of period	1,622,610	1,622,610
Gross carrying amount of other property and equipment:
Balance at beginning of period	19,013	19,013
Balance at end of period	19,013	19,013
Gross carrying amount of land:
Balance at beginning of period	1,540	1,540
Balance at end of period	1,540	1,540
Accumulated depreciation:
Balance at beginning of period	(155,378)	(140,749)
Depreciation expense	(16,375)	(31,004)
Balance at end of period	(171,753)	(171,753)

Balance at end of period, net	$1,471,410	1,471,410

The Company recorded depreciation expense of $11,173 and $22,347 for the three and six months ended June 30, 2013, respectively.

ALTA WIND PORTFOLIO

Notes to Unaudited Combined Financial Statements

June 30, 2014

(Dollars in thousands)

(5)                     Construction-in-Progress

Construction-in-progress consists of the following:

	For the Three Months Ended June 30, 2014	For the Six Months Ended June 30, 2014
Gross carrying amount of construction-in-progress:
Balance at beginning of period	$—	520,063
Additions	—	1,496
Transfer out (see note 4)	—	(520,466)
Reduction from Test Energy	—	(1,093)
Balance at end of period	$—	—

Alta X and Alta XI achieved commercial operations on February 1, 2014 and the construction-in-progress balances were transferred to property, plant and equipment and other assets.

(6)                     Intangible Assets

The aggregate intangible assets consist of the following:

	For the Three Months Ended June 30, 2014	For the Six Months Ended June 30, 2014
Balance at beginning of period, net	$111,268	112,522
Gross carrying amount of other intangibles:
Balance at beginning of period	125,072	125,072
Balance at end of period	125,072	125,072
Accumulated amortization:
Balance at beginning of period	(13,804)	(12,550)
Amortization expense	(1,271)	(2,525)
Balance at end of period	(15,075)	(15,075)
Balance of intangible assets, net at end of period	$109,997	109,997

The Company recorded amortization expense related to intangible assets of $1,186 and $2,349, for the three and six months ended June 30, 2013, respectively.

ALTA WIND PORTFOLIO

Notes to Unaudited Combined Financial Statements

June 30, 2014

(Dollars in thousands)

(7)                     Deferred Financing Costs

Deferred financing costs consist of certain legal and bank fees related to the issuance of various debt instruments described in note 8. Deferred financing costs are being amortized using the effective-interest method over the life of the respective debt instruments. Deferred financing costs consist of the following:

	For the Three Months Ended June 30, 2014	For the Six Months Ended June 30, 2014

Balance at beginning of period, net	$48,388	49,765
Gross carrying amount of deferred financing costs:
Balance at beginning of period	78,745	78,660
Additions	90	175
Balance at end of period	78,835	78,835
Accumulated amortization:
Balance at beginning of period	(30,357)	(28,895)
Amortization capitalized in construction-in-progress	—	(150)
Amortization expensed	(1,476)	(2,788)
Balance at end of period	(31,833)	(31,833)
Balance at end of period, net	$47,002	47,002

The Company recorded amortization expense related to deferred financing costs of $1,089 and $2,174 for the three and six months ended June 30, 2013, respectively.  In addition, the Company capitalized $0 and $124 of amortized deferred financing costs in construction-in-progress for the three and six months ended June 30, 2013, respectively related to the construction of Alta X and XI.

ALTA WIND PORTFOLIO

Notes to Unaudited Combined Financial Statements

June 30, 2014

(Dollars in thousands)

(8)                     Long-Term Debt

The Company’s long-term debt is categorized as secured notes, finance lease obligations and construction loans. Details regarding these debt instruments are provided below:

(a)                      Secured Notes

Secured notes at June 30, 2014 and December 31, 2013 consist of the following:

						Fair market value as of
	June 30,	December 31	Maturity			June 30,	Dec. 31,
	2014	2013	Date	Rate	Payments	2014	2013
Alta Realty	$34,377	34,880	Jan 31, 2031	7.00%	Quarterly (Jan. 31, Apr. 30, Jul. 31, Oct. 31)	$42,795	40,515
AWAM	20,068	20,389	May 15, 2031	LIBOR + 2.38%*	Quarterly (Feb 15, May. 15, Aug 15, Nov 15)	20,068	20,389
Alta X (see note 8(c))	300,200	—	Mar 31, 2021	LIBOR + 2.00%	Semiannual ** (Jun 30, Dec 31)	300,200	—
Alta XI (see note 8(c))	191,310	—	Mar 31, 2021	LIBOR + 2.00%	Semiannual ** (Jun 30, Dec 31)	191,310	—
Subtotal	545,955	55,269				$554,373	60,904
Less current portion	(1,914)	(1,862)
	$544,041	53,407

* increasing every four years to a maximum rate of 2.88%

** no principal payments until June 30, 2016

Substantially all of the Leasehold Entities’, Alta X’s and Alta XI’s assets are pledged as collateral under their respective loan agreements. The secured notes all contain certain restrictive covenants that, among other things, limit the borrowers’ ability to incur additional indebtedness, maintain reserve accounts, release funds from reserve accounts, make distributions, and create liens. As of June 30, 2014, the Leasehold Entities, Alta X and Alta XI were in compliance with the term, covenants, and provisions of their respective loan agreements.

ALTA WIND PORTFOLIO

Notes to Unaudited Combined Financial Statements

June 30, 2014

(Dollars in thousands)

(b)                      Finance Lease Obligations

The Company’s finance lease obligations at June 30, 2014 and December 31, 2013 consist of the following:

				Implicit		Fair market value as of
	June 30,	December 31,	Maturity	Interest		June 30,	December 31,
	2014	2013	Date	Rate	Payments	2014	2013
Alta I	$263,378	269,071	12/30/34	7.01%	Semiannual (6/30, 12/30)	$322,115	309,524
Alta Holdings	781,914	796,763	12/30/34-6/30/35	5.70% — 6.07%	Semiannual (6/30, 12/30)	877,477	848,405
Subtotal	1,045,292	1,065,834				$1,199,592	1,157,929
Less current portion	(32,139)	(29,641)
	$1,013,153	1,036,193

The finance lease obligations are subject to certain restrictive covenants that, among other things, limit the borrowers’ ability to incur additional indebtedness, release funds from reserve accounts, maintain reserve accounts, make distributions, create liens, and enter into mergers or consolidation without consent. As of June 30, 2014, Alta I and Alta Wind Holdings were in compliance with the terms, covenants, and provisions of their respective loan agreements.

The finance lease obligations were issued under separate leveraged lease transactions whereby the respective Operating Entities sold and leased back undivided interests in specific assets of the project. As part of the leveraged lease, separate Delaware statutory trusts (collectively, the Owner Lessors) are each owners of an undivided interest in the assets sold and leased back. The leveraged lease transactions are accounted for as a financing due to Operating Entities continued involvement with the property sold and leased back. Each Owner Lessor is beneficially owned by an equity investor (each, an Owner Participant).

After the Owner Lessors acquire their respective undivided interests, the Owner Lessors leased these undivided interests to the applicable Operating Entities under separate facility lease agreements (each, a Facility Lease). The terms and conditions of each Facility Lease are substantially similar. The Operating Entities make rental payments as stipulated in each facility lease agreement on a recurring basis sufficient for the Owner Lessors to make the required payments of principal and interest on debt that was issued under each transaction and to provide a return on the Owner Participant’s equity funding.

ALTA WIND PORTFOLIO

Notes to Unaudited Combined Financial Statements

June 30, 2014

(Dollars in thousands)

(c)                       Construction Loans

	June 30,	December 31,	Total
	2014	2013	Commitment	Rate
Alta X, at fair value	$—	261,335	300,200	LIBOR + 2.00%

Alta XI, at fair value	—	191,310	191,310	LIBOR + 2.00%

Subtotal	—	452,645	491,510
Less current portion	—	—
	$—	452,645

During the first quarter of 2014, Alta X utilized the remaining commitment available under its construction loan and contributions from its member to substantially complete construction of its wind facility.

On March 31, 2014, under the terms of its credit agreements, Alta X and XI converted the construction loans to term loans.  See note 8(a) for additional information regarding the term loans.

(9)                     Fair Value Measurements

The following tables provide a summary of the recognized assets and liabilities that are measured at fair value on a recurring basis:

	June 30, 2014
				Netting
	Level 1	Level 2	Level 3	adjustments	Total
Derivative asset:
Interest rate swaps	$—	1,025	—	—	1,025
Total	$—	1,025	—	—	1,025

	June 30, 2014
				Netting
	Level 1	Level 2	Level 3	adjustments	Total
Derivative liability:
Interest rate swaps	$—	5,049	—	—	5,049
Total	$—	5,049	—	—	5,049

ALTA WIND PORTFOLIO

Notes to Unaudited Combined Financial Statements

June 30, 2014

(Dollars in thousands)

	December 31, 2013
				Netting
	Level 1	Level 2	Level 3	adjustments	Total
Derivative asset:
Interest rate swaps	$—	18,090	—	—	18,090
Total	$—	18,090	—	—	18,090

	December 31, 2013
				Netting
	Level 1	Level 2	Level 3	adjustments	Total
Derivative liability:
Interest rate swaps	$—	2,564	—	—	2,564
Total	$—	2,564	—	—	2,564

The derivative assets and liabilities arise from interest rate swap agreements at Alta X, Alta XI and AWAM.  The Company utilizes interest rate swap agreements to lock in specified interest rates on its floating rate debt.  The Company did not elect hedge accounting and the swap agreements have been deemed ineffective in offsetting cash flows attributable to the hedged risk. The Company carries these swap agreements in its balance sheet and recognizes the change in fair value through earnings.  For the three and six months ended June 30, 2014, the Company recognized approximately $9,022 and $19,550, respectively, of unrealized losses on the swap agreements. For the three and six months ended June 30, 2013, the Company recognized approximately $9,669 and $9,669, respectively, of unrealized gains on the swap agreements. The unrecognized losses and gains are representing cash flow hedge ineffectiveness arising from differences between the terms of the interest rate swap agreements and the hedged debt obligations. These amounts were recorded as an unrealized loss and gain on interest rate swap agreements in the accompanying statement of operations for the three and six months ended June 30, 2014 and 2013, respectively.

ALTA WIND PORTFOLIO

Notes to Unaudited Combined Financial Statements

June 30, 2014

(Dollars in thousands)

(10)              Asset Retirement Obligations

The Company has asset retirement obligations arising from lease obligations to perform certain asset retirement activities at the expiration of the lease agreements (see note 12). The liabilities were initially measured at fair value when construction began on the lease property. The following table presents the activity for the asset retirement obligations:

	For the Three Months Ended June 30, 2014	For the Six Months Ended June 30, 2014
Balance at beginning of period	$7,675	7,530
Accretion capitalized into construction-in-progress	—	8
Accretion expense	146	283
Balance at end of period	$7,821	7,821

The Company recorded accretion expense of $114 and $216 for the three and six months ended June 30, 2013, respectively, within plant operating expenses.

ALTA WIND PORTFOLIO

Notes to Unaudited Combined Financial Statements

June 30, 2014

(Dollars in thousands)

(11)              Affiliate Transactions

As described in note 13, the Company was acquired by NRG Yield on August 12, 2014.  Accordingly subsequent to the acquisition, the transactions described below are no longer considered to be affiliate transactions.

Amounts due from affiliates consist of the following:

	June 30, 2014	December 31, 2013
California Highwind Power, LLC	$2,460	1,428
TGP Energy Management, LLC	6,984	—
Others	145	18
Total due from affiliates	$9,589	1,446

Amounts due to affiliates consist of the following:

	June 30, 2014	December 31, 2013
Terra Gen Power, LLC	$64	34
Terra-Gen Operating Company, LLC	—	160
Terra-Gen Finance Company, LLC	64	—
Alta Windpower Development, LLC	—	1,562
Others	39	10
Total due to affiliates	$167	1,766

Operations, Maintenance, and Asset Management:  Terra-Gen Operating Company, LLC (TG Operating) provides operations, maintenance, and asset management services to the Company under Operation and Maintenance Agreements (O&M) and Asset Management Agreements (AMA), which expire between December 2018 and December 2019.  The Company pays annual fees (subject to a 2.5% annual increase) and the reimbursement of direct costs incurred by TG Operating in performance of its services.  O&M fees which are included in plant operating expenses and AMA fees are included in general and administrative expenses in the accompanying combined statements of operations (see table below for amounts incurred). See note 13 for additional discussion.

Shared Facilities and LGIA:  The Company also pays TG Operating for its role as manager under the shared facility agreements (SFA) and long-term interconnection co-tenancy agreements, which are included in general and administrative expenses in the accompanying combined statements of operations (see table below for amounts incurred). See note 13 for additional discussion.

ALTA WIND PORTFOLIO

Notes to Unaudited Combined Financial Statements

June 30, 2014

(Dollars in thousands)

Fees incurred under the O&M, AMA and SFA Agreements were as follows:

	Six Months Ended June 30,		Three Months Ended June 30,
	2014	2013	2014	2013
O&M	$445	891	318	635
AMA	354	713	284	539
SFA	156	315	36	69
	$955	1,919	638	1,243

Merchant PPA:  Included in amounts due from affiliates are receivables from TGEM for energy sold by Alta X and XI under the Merchant PPA that have not been paid.  Payments by TGEM to Alta X and XI are due the second month following the month of production.

Construction Activity:  The amounts due to Alta Wind Development represent construction funds paid on behalf of Alta Wind X and XI that will be reimbursed with construction completion funds.

(12)              Commitments and Contingencies

Leases and Royalties: The Company provides for lease payments to the landowners for the right to use the land upon which the wind plants are located and expire at dates ranging from 2030 to 2048. These leases require payments based on a percentage of gross revenue ranging between 3.0% and 10.0%.

(13)              Subsequent Events

Purchase and Sale Agreement:  On August 12, 2014, certain holding company subsidiaries of TG Power closed a Purchase and Sale Agreement (the PSA) with NRG Yield Operating LLC to sell the Company.  In conjunction with the sale the O&M, AMA and SFA agreements were amended whereby TG Operating will continue in its current role at a modified fee and term.